SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant |_|

     Check the appropriate box:

     |_|  Preliminary Proxy Statement         |_|  Confidential, for Use of the
     |X|  Definitive Proxy Statement               Commission Only (as permitted
     |_|  Definitive Additional Materials          by Rule 14a-6(e)(2)
     |_| Soliciting Material Pursuant to section 240.14a-11(c) or Section 240.14a-12

                             Transbotics Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     |X| No fee required

     |_| Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:
               ---------------------------------------------------------------
          2)   Aggregate number of securities to which transaction applies:
               ---------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing is calculated and state how it is determined):
               ---------------------------------------------------------------
          4)   Proposed maximum aggregate value of transaction:
               ---------------------------------------------------------------
          5)   Total fee paid
               ---------------------------------------------------------------

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid
             --------------------------------------------
          2) Form, Schedule or Registration Statement No:
             --------------------------------------------
          3)   Filing Party:
             --------------------------------------------
          4)   Date Filed:
             --------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be held April 24, 2006


TO ALL STOCKHOLDERS:

     The Annual Meeting of Stockholders of Transbotics Corporation will be held on the 24th day of April, 2006 at 10:00 a.m., Eastern Standard Time, at the Company's offices at 3400 Latrobe Drive, Charlotte, North Carolina 28211, for the following purposes, as described in the accompanying Proxy Statement:

     (1)  To elect six (6) Directors.
     (2) To ratify the selection of Grant Thornton LLP as the Independent Registered Public Accounting Firm of Transbotics Corporation for the year 2006.
     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the meeting. The 2005 Annual Report is also enclosed.

     The Board of Directors has fixed the close of business on February 27, 2006 as the Record Date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Claude Imbleau
                                            President

Dated: March 10, 2006

                       IMPORTANT - YOUR PROXY IS ENCLOSED

     You are urged to sign, date, and mail your proxy even though you may plan to attend the meeting. No postage is required if mailed in the United States. If you attend the meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, it is more likely that a quorum will be present at the meeting, which will prevent costly follow-up delays. If your shares are held in street name by a broker/dealer, your broker will supply you with a proxy to be returned to the broker/dealer. It is important that you return the form to the broker/dealer as quickly as possible so that the broker/dealer may vote your shares. You may not vote your shares in person at the meeting unless you obtain a power of attorney or legal proxy from the broker/dealer authorizing you to vote the shares and you present this power of attorney or proxy at the meeting.

                             TRANSBOTICS CORPORATION
                                 PROXY STATEMENT
GENERAL

Introduction

     This Proxy Statement and the accompanying Proxy are being mailed on or about March 10, 2006 to holders of Common Stock ("Common Stock") in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Transbotics Corporation (hereinafter the "Company"), which will be held at 10:00 a.m. Eastern Standard Time on April 24, 2006 at the Company's offices at 3400 Latrobe Drive, Charlotte, North Carolina 28211. The enclosed proxy is furnished by the Board of Directors and the Management of the Company. Only stockholders of record at the close of business on February 27, 2006 (the "Record Date") will be entitled to notice of, and to vote at, the meeting. When proxies are returned by a stockholder properly signed, the shares represented will be voted by the Directors' Proxy Committee, consisting of D. Bruce Wise and E. Thomas Watson, in accordance with such stockholder's directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted as recommended by the Directors.

Number of Shares Outstanding and Voting

     As of the close of business on the Record Date, there were 4,827,451 shares of Common Stock of the Company, $.01 par value, issued and outstanding and entitled to vote. At the meeting, holders of Common Stock shall be entitled to one vote per share on each matter coming before the meeting, for an aggregate total of 4,827,451 votes. Provided a quorum is present, Directors will be elected by a plurality vote. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy will be required to ratify all other matters. Abstentions will be counted toward the number of shares represented at the meeting. Broker non-votes will be disregarded.

Expenses of Solicitation

     The Company will pay the costs of such solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the material enclosed herewith. In addition to the use of the mail, proxies may be solicited personally or by telephone by corporate officers and some employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names, or in the names of nominees, to solicit proxies from their customers who own such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to their customers.

Revocation of Proxy

     Stockholders who have executed and delivered proxies pursuant to this solicitation may revoke them at any time before they are exercised by delivering a written notice to the Secretary of the Company either at the Annual Meeting or, prior to the meeting date, at the Company's offices at 3400 Latrobe Drive, Charlotte, North Carolina 28211, by executing and delivering a later dated proxy, or by attending the meeting and voting in person.

                                    * * * * *

     Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.

                              ELECTION OF DIRECTORS
                             (Item A on Proxy Card)

     The Board recommends that Stockholders vote FOR, and the Directors' Proxy Committee intends to vote FOR, the election of the six nominees listed on the Proxy Card, and further described in the following pages, unless otherwise instructed on the Proxy Card. If you do not wish your shares to be voted for a particular nominee, please so indicate in the space provided on the Proxy Card. Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified.


                                   MANAGEMENT

Directors and Executive Officers

     The following table sets forth the names and ages of the Company's Directors and Executive Officers and the positions they hold with the Company.


Name                                   Age       Positions with the Company
----                                   ---       --------------------------
D. Bruce Wise (1) (2) (3)              69        Chairman of the Board
Claude Imbleau (3)                     48        President, Chief Executive Officer,
                                                 Treasurer, Chief Financial Officer, Director
John H. Robison (1) (2) (3)            75        Director
Charles W. Robison (1) (2) (3)         62        Director
Edward H. Gross (1) (2) (3)            62        Director
Tommy Hessler (3)                      42        Executive Vice President, Director
E. Thomas Watson                       54        Secretary, General Counsel
Randall E. Jennings                    47        Vice President


(1)      Member of Compensation Committee
(2)      Member of Audit Committee
(3)      Member of Nominating Committee

 Existing Board of Directors

     D. Bruce Wise has been the Chairman of the Board of Directors of the Company since May 10, 2001. He recently retired as Chief Executive Officer of Integrated Technologies Group, Ltd. ("ITG"). Mr. Wise entered the material handling industry in 1978 and held various executive positions before joining ITG in 1994. Mr. Wise is the past Executive Chairman, Material Handling Industry of America, past Chairman, Material Handling Industry of America and Roundtable of Industry Leaders, and past Chairman, Material Handling Institute. In addition, he was on the board of the Material Handling Education Foundation, the Board of Event Planning International Corporation, and served on the Editorial Advisory Board of Modern Materials Handling magazine.

     Claude Imbleau has been a director and the President and CEO of the Company since March 2, 2001 and has served as Comptroller and Chief Accounting officer since January 1987, Chief Financial Officer since 1992 and Treasurer since 1993. Mr. Imbleau started with the Company in January 1984 and has served in various other executive capacities prior to appointment to his current positions.

     John H. Robison has been a director of the Company since September 2003. Mr. Robison is the present Chairman and Chief Executive Officer of UVEST Financial Services Group, Inc. UVEST provides financial services to the bank and credit union marketplace, including brokerage services, insurance, trust, cash management and mortgage services.

     Charles W. Robison has been a director of the Company since September 2005. Mr. Robison is the past President of Chicago Pneumatic, a division of Atlas Copco AB. Mr. Robison had been with Atlas Copco, which is based in Sweden, for 22 years and had been President of Chicago Pneumatic for 7 years. It is one of the largest suppliers of industrial power tools in the world. Mr. Robison is not related to Mr. John H. Robison.

     Edward H. Gross has been a director of the Company since December 2003 and is acting as the financial expert of the Audit Committee. From 1994 to 2002, Mr. Gross was Executive Vice President, Chief Financial Officer, and Chief Administrative Officer of Baker & Taylor, Inc., an international distributor of books/information services and entertainment products to libraries, bookstores, Internet resellers, and video and audio retailers with over one billion dollars in revenues. He was Senior Vice President and Chief Financial Officer of that company from 1992 to 1994. Mr. Gross held various divisional and group financial positions with W.R. Grace & Co. from 1973 to 1992.

     Tommy Hessler has been a director of the Company since May 2004 and an Executive Vice President of the Company since May 2001. Mr. Hessler served as Secretary of the Company from January 2003 to October 2004. Mr. Hessler joined the Company in October 2000 as the engineering manager for the Company. He was elected Executive Vice President of the Company in March 2001 and has held that position ever since. Mr. Hessler began his career with Netzler & Dahlgren in 1986 and shortly thereafter was transferred to NDCT Australia PTY Ltd. Mr.
Hessler held various executive positions with and was President of NDCT Australia PTY Ltd. prior to accepting his position with the Company.

     E. Thomas Watson has served as Secretary of the Company since October 2004 after joining the Company part time in June 2004 as in-house general counsel. Mr. Watson has spent most of his career as partner in the law firm of Parker, Poe, Adams & Bernstein in Charlotte, North Carolina and has served as the Company's counsel since 1982. Mr. Watson served as the Company's Secretary from February 1993 to January 20003 and served as Assistant Secretary of the Company and its predecessors prior to that date.

     Randall E. Jennings has served as Vice President of the Company since October 2004 after rejoining the Company in October 2003 to expand the Company's business development efforts. Mr. Jennings started with the Company in January 1983 and served in various other executive capacities prior to his departure in 1995. From 1995 to 2003 Mr. Jennings worked primarily as an officer and owner of Mid America Systems Inc., a material handling integrator and installer.

Nominees for Board of Directors

     The Company's Nominating Committee has nominated all of the foregoing Directors for election to the Board of Directors for the term beginning with the Annual Meeting, with the exception of Mr. Gross, who is stepping down. Mr. Larrimore Wright has been nominated for the position left vacant by Mr. Gross.

     Larrimore Wright is the President of Beltex Industries. Beltex manufactures and sells using the brand name Virelli a new wall covering product that is used in the hospitality industry. Mr. Wright formerly was partner in charge for the Carolinas practice for Price Waterhouse, an independent registered public accounting firm. Mr. Wright's employment at Price Waterhouse was from 1954 to 1971.

Board of Directors

     The Company's business, property and affairs are managed under the direction of the Board of Directors pursuant to the Delaware General Corporation Law and the Company's By-laws. The Board of Directors currently consists of six members, including the following four independent directors: Mr. Wise, Mr. Gross, Mr. John H. Robison and Mr. Charles W. Robison. The proposed Board composition will also consist six directors of which four will be independent directors (Mr. Wise, Mr. Wright, Mr. John H. Robison and Mr. Charles W. Robison).

     The Board has three standing committees, an Audit Committee, a Nominating Committee and a Compensation Committee.

     The Board has determined that all of the current and proposed directors other than Mr. Imbleau and Mr. Hessler are "independent" under the current independence standards of NASDAQ. The Board has also determined that the current members of the Audit Committee are also "independent" under the standards of Rule 10A-3 under the Securities Exchange Act of 1934 and that the proposed members of the Audit Committee after the 2006 Annual Meeting (Messrs. Wright, John H. Robison, Charles W. Robison and Wise) also satisfy these Rule 10A-3 independence requirements.

     Directors are generally elected to serve for a term of one year following the Annual Meeting or until their successors shall have been elected. Officers of the Company are appointed by the Board of Directors to hold office until their successors are appointed unless earlier removed.

     During the fiscal year 2005, there were five regular meetings of the Board of Directors of the Company and one Executive Session at which only the independent directors attended. During this period each director attended all of the meetings of the Board of Directors of the Company, and each committee of which he was a member, except Mr. Hessler who missed one Board meeting.

Audit Committee

     The Audit Committee during 2005 was comprised of Messrs. Gross, John H. Robison and Mr. Wise. Mr. Charles W. Robison was appointed to the Audit Committee in November 2005. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included in this proxy statement as Appendix A.

Review of the Company's Audited Financial Statements for the Fiscal Year ended November 30, 2005

o The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended November 30, 2005 with the Company's management. The Audit Committee has discussed with Grant Thornton LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

o The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Grant Thornton LLP with that firm.

o Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2005 for filing with the SEC.

Submitted by:
                           Edward H. Gross
                           John H. Robison
                           Charles W. Robison
                           D. Bruce Wise

     The Audit Committee met four times in fiscal year 2005. The function of the Audit Committee is to recommend the appointment of the Company's independent registered public accounting firm, determine the scope of the annual audit to be made, review the conclusions of such independent registered public accounting firm and report the findings and recommendations thereof to the Board, review with the Company's independent registered public accounting firm the adequacy of the Company's system of internal controls and procedures and the role of management in connection therewith, oversee litigation in which the Company is involved, review transactions between the Company and its officers, directors and principal stockholders, monitor the Company's practices and programs with respect to public interest issues and perform such other duties and undertake such other responsibilities as the Board from time to time may determine.

     The Board has determined that Edward H. Gross is an "audit committee financial expert" as that term is defined in Item 401(e) of the SEC's Regulation S-B, and "independent" for purposes of current NASDAQ listing standards and the standards under Rule 10A-3 under the Securities Exchange Act of 1934.


Compensation Committee

     The Compensation Committee during 2005 was comprised of Messrs.. John H. Robison, Gross, Wise and, after September 2005 Mr. Charles W. Robison Wise. The Compensation Committee held one meeting in fiscal 2005. The Compensation Committee exercises the authority of the Board of Directors with respect to reviewing and determining compensation, non-cash perquisites and all other benefits granted to the principal officers of the Company which are not available to other employees, authorizing payment of bonuses otherwise than under an employee benefit plan and establishing the guidelines for and administering all employee stock option plans.

Nominating Committee Function of the Board of Directors

     The Nominating Committee for election to the Board of Directors and appointment of Directors to fill openings created during the year consists of the entire Board of Directors operating as a committee of the whole pursuant to a Nominating Committee Charter which has been adopted by the Board, a copy of which is included in this proxy statement as Appendix B. With the exception of Mr. Imbleau and Hessler, all of the members of the Nominating Committee are "independent" under the current listing standards of NASDAQ.

Organization
------------

     Unless the Committee shall be a committee of the whole of the Board of Directors, all members of the Committee shall meet the independence requirements of, and satisfy any other criteria imposed on members of the Committee pursuant to, the federal securities laws and the rules and regulations of the Securities and Exchange Commission and NASDAQ.

     The qualification of individuals to serve on the Committee shall be determined by the Board, and all members shall be elected annually by the Board. The Committee may form and delegate authority to subcommittees when appropriate. The Committee shall be subject to the provisions of the Company's Bylaws relating to committees of the Board of Directors, including those provisions relating to removing committee members and filling vacancies.

Responsibilities
----------------

     The Nominating Committee shall be responsible for identifying, screening and recommending qualified candidates to the Board for the director nominees to be submitted for election at each annual meeting of shareholders and for filling vacancies on the Board that may occur between annual meetings of shareholders. When formulating its membership recommendations, the Committee is to consider any advice and recommendations offered by management or the shareholders of the Company. The responsibilities of the Committee include periodically reviewing the performance of the Board and its members.

     Nominees for director shall be selected on the basis of broad experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties. The Committee is responsible for assessing the appropriate balance of skills and characteristics required of Board members. The Committee, is to use reasonable efforts to attract a diversified membership, and shall ensure timely compliance with NASDAQ rules related to independence.

     In connection with each director nomination recommendation, the Committee shall consider the issue of continuing director tenure and takes steps as may be appropriate to ensure that the Board maintains openness to new ideas and a willingness to critically re-examine the status quo.

     The Board believes that it should be comprised of directors with varied, complementary backgrounds, and that directors should, at a minimum, have expertise that may be useful to the Company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to Company business.

     When considering candidates for director, the Committee is to take into account a number of factors, including the following:

  o  Independence from management;
  o  Age, gender and ethnic background;
  o  Whether the candidate has relevant  business  experience;
  o  Judgment,  skill, integrity and reputation;
  o  Existing commitments to other businesses;
  o  Potential conflicts of interest with other pursuits;
  o  Legal considerations such as antitrust issues;
  o  Corporate governance background;
  o Financial and accounting background, to enable the Committee to determine whether the candidate would be suitable for service on the Audit Committee;
  o  Executive  compensation   background,   to  enable  the  Committee  to
     determine whether the candidate would be suitable for service on the Compensation Committee; and
  o  The size and composition of the existing Board.

     The Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to our Secretary and include:

  o A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board;
  o  The name of and contact information for the candidate;

  o  A statement of the candidate's business and educational experience;
  o Information regarding each of the factors listed above, other than the factor regarding Board size and composition, sufficient to enable the Board to evaluate the candidate;
  o A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Corporation;
  o Detailed information about any relationship or understanding between the proposing stockholder and the candidate
  o A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and
  o A statement of the number of shares of common stock of the Corporation that the nominating stockholder holds of record or in which stockholder has a beneficial interest and the number of such shares that have been held for more than one year.

     Before nominating a sitting director for re-election at an annual meeting, the Committee will consider the director's performance on the Board.

     When seeking candidates for director, the Committee may solicit suggestions from management or others. After conducting an initial evaluation of a candidate, the Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Committee may also ask the candidate to meet with management.

     The Committee will review and reassess the adequacy of the Charter annually and recommend any proposed changes to the Board for approval, and it will annually review its own performance.

     The Committee will undertake all further actions and discharge all further responsibilities imposed upon it from time to time by the Board, the federal securities laws or the rules and regulations of the SEC or NASDAQ.

     In carrying out its responsibilities, the Committee may draw on the expertise of management and the corporate staff and, when appropriate, may hire outside legal, accounting or other experts or advisors to assist the Committee with its work. In particular, the Committee has the authority to retain search firms to be used to identify director candidates and has the authority to approve the search firms' fees and other retention terms.

Meetings
--------

     The Committee will normally meet once a year, in conjunction with a regular meeting of the Board of Directors, or on a more frequent basis as necessary to carry out its responsibilities. Upon the request of the Board, the Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

     Under the Company's By-laws, nominations for director may be made only by or at the direction of the Board of Directors, or by a stockholder of record at the time of giving notice who is entitled to vote.

Stockholder Communications with Directors

     Company stockholders who want to communicate with the Board or any individual director can write to:

              Transbotics Corporation
              Board Administration
              3400 Latrobe Drive
              Charlotte, NC  28211

     Your letter should indicate that you are a Company stockholder. Depending on the subject matter, management will:

  o Forward the communication to the director or directors to whom it is addressed;

  o Attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

  o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

     At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and will make those communications available to the directors on request.

Security Ownership of Management and Others

The following table sets forth, as of February 1, 2006, information as to the beneficial ownership of the Company's common stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each director, (iii) each executive officer of the Company as named in the compensation table, and (iv) all Directors and executive officers of the Company as a group.


                                                   Amount and Nature           Percentage
Name of Beneficial Owner (1)                    of Beneficial Ownership       of Class (2)
----------------------------                    -----------------------       ------------
John H. Robison (3)(4)                                 1,177,000                  22.6%
Claude Imbleau (5)(6)                                    595,460                  12.2%
Tommy Hessler (6)(7)                                     593,460                  12.2%
Curt Kennington (8)(9)                                   487,500                  9.7%
Anthony Packer (9)(10)                                   487,500                  9.7%
CA Austin (11)                                           323,000                  6.7%
Randall E Jennings (6)(12)                               16,782                   0.3%
Edward H. Gross (13)                                     15,000                   0.3%
E. Thomas Watson (6)                                       -                        -
D. Bruce Wise (14)                                         -                        -
Charles W. Robison (15)                                    -                        -
All directors and executive officers
    as a group (eight persons)                         2,395,702                  45.4%


(1) Unless otherwise noted, each person has sole voting and investment power over the shares listed opposite his name.
(2) The percentage calculation is based on 4,827,451 shares outstanding as of February 1, 2006, increased for any person holding options or convertible securities to reflect the deemed exercise thereof.
(3) Includes 65,739 shares in his spouse's name and 600,000 shares held by Robison-Oates Investment Fund, LLC, a North Carolina limited liability corporation controlled by Mr. Robison. Also includes 375,000 shares that are currently issuable upon conversion of $150,000 of outstanding promissory notes of the Company held by him that are convertible to common stock at a conversion price of $0.40 per share.
(4) The address of such person is as follows: 200 South College, 21st floor, Charlotte, NC 28202.
(5) Includes 42,500 shares that Mr. Imbleau has the right to acquire upon the exercise of currently exercisable options, 254,480 shares in his spouse's name and 60,000 shares in his children's names.
(6) The address of such person is as follows: 3400 Latrobe Drive, Charlotte, NC 28211.
(7) Includes 17,500 shares that Mr. Hessler has the right to acquire upon the exercise of currently exercisable options.
(8) The address of such person is as follows: 5016 Corrigan Court, Charlotte, NC 28277.
(9) Includes 187,500 shares that are currently issuable under the terms of certain $75,000 outstanding promissory notes of the Company held by each of Mr. Kennington and Mr. Packer that are convertible to common stock at a conversion price of $0.40 per share.
(10) The address of such person is as follows: 6505 Kilberry Lane, Charlotte, NC 28277.
(11) The address of such person is as follows: PO Box 18722, Charlotte, NC 28218
(12) Includes 15,000 shares that Mr. Jennings has the right to acquire upon the exercise of currently exercisable options.
(13) The address of such person is as follows: 3400 Latrobe Drive, Charlotte, NC 28211.
(14) The  address of such  person is as follows:  317 N Garner,  Springfield  TN
     37172.
     (15) The address of such person is as follows: 1338 Maryland Ave., Charlotte, NC 28209

                             EXECUTIVE COMPENSATION

Compensation For Officers

     The following table sets forth the annual and long-term compensation attributable for services rendered in the fiscal years 2003, 2004 and 2005, respectively. At November 30, 2005, Mr. Imbleau, Mr. Hessler and Mr. Jennings were the only executive officers of the Company whose annual compensation exceeded $100,000.

                           Summary Compensation Table
                           --------------------------

                                                                                                 Long-Term
                                                            Annual Compensation                Compensation
                                                                                                  Awards
                                                 Retirement                                     Securities
Name and                                         and 401(k)                  Other Annual       Underlying
        -
Principal Position        Year    Salary(1)    Contributions     Bonus       Compensation      Options/SARs
-------------------------------------------------------------------------------------------------------------
Claude Imbleau            2005     $ 130,000         $         $   7,500          $ -                      -
                                                   3,135
President,                2004     $ 130,000         $         $                  $ -                      -
                                                   1,600           -
CEO, CFO                  2003     $ 110,987         $         $                  $ -                      -
                                                     -             -

Tommy Hessler             2005      $ 118,000     $ 3,540      $                  $ -                      -
                                      7,500
Executive VP              2004      $ 118,000     $ 2,483      $                  $ -                      -
                                                                   -
                          2003      $ 104,066       $ -        $                  $ -                      -
                                                                   -

Randall E. Jennings       2005       $ 84,000     $ 1,200        $ 33,500         $ -                      -
Vice President            2004       $ 80,000      $ 800         $ 41,000         $ -                      -
                          2003              *               *           *                  *               *


* Not an officer during period
(1) Does not include certain prerequisites such as the use of an automobile; payment of all such items did not exceed, in the aggregate, the lesser of either $50,000 or 10% of the annual salary.

Employment Contracts

     The Company entered into an employment contract March 1, 1999 with Mr. Claude Imbleau, who at the time was serving as the Company's Chief Financial Officer. On December 15, 1999, Mr. Imbleau was promoted to Chief Operating Officer and on March 2, 2001 was promoted to President. The contract provides for an annual base salary of $100,000 which has been increased over the years. The base salary is subject to cost-of-living adjustments and discretionary increases approved by the Board of Directors upon the recommendation of the Compensation Committee. Mr. Imbleau's contract expires on March 1, 2006 and renews automatically for successive one year terms thereafter unless terminated by either party. Mr. Imbleau is also entitled to receive twelve months of base salary in the event he elects to terminate his employment following a change in control of the Company (as defined in the contract). Mr. Imbleau's contract also contains restrictive covenants pursuant to which he has agreed not to compete with the Company for business in North America during the term of his employment and for a period of one year following his termination from the Company.

Stock Options

     No stock options were granted to Mr. Jennings, Mr. Imbleau and Mr. Hessler, respectively, during fiscal year 2005. No options were exercised in 2005 by these officers. The following table details the number and current value of unexercised options of Mr. Imbleau, Mr. Hessler and Mr. Jennings under the Company's 1997 and 2001 stock option plans, respectively, on an aggregate basis.

        Aggregated Option/SAR Exercises under the 1997 and 2001 Plans and
                    Option/SAR Values as of November 30, 2005


                                                                    Number of
                                                                    Securities          Value of
                                                                    Underlying          Unexercised
                                                                    Unexercised         In-the-Money
                                                                    Options             Options
                                                                     (#)__________       ($)(2)________
                                                                    --------------      ---------------
                       Shares Acquired on       Value Realized      Exercisable/        Exercisable/
Name                   Exercise(#)(1)                               Unexercisable       Unexercisable
                                                ($)
-----------------------------------------------------------------------------------------------------------
Claude Imbleau                    0                    $ 0               42,500/0           $5,950/$0
Tommy Hessler                     0                    $ 0               17,500/0           $3,925/$0
Randall E. Jennings               0                    $ 0               15,000/0           $1,350/$0
-----------------------------------------------------------------------------------------------------------


(1) Upon the exercise of an option, the optionee must pay the exercise price in cash.
(2) Represents the difference between the fair market value of the common stock underlying the option and the exercise price at fiscal year-end.

Compensation of Directors

     Director compensation is 7,500 shares of Common Stock when elected and $9,500 annually for the Directors paid quarterly in arrears. Directors who are either officers or owners of more than 5% of the outstanding common stock receive no director compensation for their services.

                              CERTAIN TRANSACTIONS

     In 2003, the Company's landlord, Curt Kennington, became a related party when he invested in the Company by acquiring shares and convertible debt (see note 11 of Form 10-KSB). The Company's rent expense for the years ended November 30, 2005, 2004 and 2003 amounted to $158,491, $153,785, and $24,205 respectively. Mr. Kennington received interest payments from the Company of $4,500, $4,500 and $862 on the convertible debt for the years ended November 30, 2005, 2004 and 2003, respectively.

     In 2003, Mr. John Robison became a Director and related party when he invested in the Company by acquiring shares and convertible debt (see note 11 of Form 10-KSB). Mr. Robison received interest payments from the Company of $9,000, $9,000 and $1,724 on the convertible debt for the years ended November 30, 2005, 2004 and 2003, respectively.

     In 2003, Mr. Anthony Packer became a shareholder and related party when he invested in the Company by acquiring shares and convertible debt (see note 11 of Form 10-KSB). Mr. Packer received interest payments from the Company of $4,500, $4,500 and $862 on the convertible debt for the years ended November 30, 2005, 2004 and 2003, respectively.

     The Company's Executive Vice President, Tommy Hessler, owns 50% of NDC Technologies Australia PTY Ltd ("NDCTA"), which is an AGV supplier in Australia. Revenues derived by the Company from NDCTA were $0, $2,559 and $0 for 2003, 2004 and 2005, respectively. Prior to Mr. Hessler joining the Company in 2001, NDCTA was not related to the Company.

      COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports and certificates provided to the Company by such persons, all such Section 16 (a) filing requirements were complied with by such persons in 2005.

   RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             (Item B on Proxy Card)

     Subject to Stockholder ratification, the Board of Directors has appointed the firm of Grant Thornton LLP as the Company's independent registered public accounting firm for the year 2006. Prior to 2006, Grant Thornton LLP has served as the Company's independent registered public accounting firm since March 15, 2004.

     Prior to March 15, 2004, McGladrey & Pullen, LLP served as the Company's independent auditors. On March 2, 2004, the Company received notice from McGladrey and Pullen, LLP that it declined to stand for re-election after completion of the audit for the fiscal year ending November 30, 2003 and completing its normal re-evaluation process. McGladrey had audited the Company's financial statements since May 25, 1989.

     During the Company's two most recent fiscal years and subsequent interim period, there have been no disagreements with McGladrey & Pullen, LLP or Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     McGladrey and Pullen's reports on the financial statements for 2003 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except for an uncertainty relating to the Company's ability to continue as a going concern, which was stated in the reports for both years. Grant Thornton's report for 2004 and 2005 does not have a going concern qualification.

     One or more representatives of Grant Thornton LLP will attend the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions. Representatives of McGladrey & Pullen, LLP are not expected to attend the Annual Meeting.

     The Board recommends that Stockholders vote FOR ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2006, and the Directors' Proxy Committee intends to vote FOR ratification unless otherwise instructed on the Proxy Card. If the Stockholders do not ratify this selection, other independent auditors will be appointed by the Board upon recommendation of the Audit Committee.

Audit Fees

     The aggregate fees billed by Grant Thornton LLP and McGladrey & Pullen, LLP for audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Forms 10-QSB for fiscal years 2005, 2004 and 2003 were $91,000, $72,000 and $61,120, respectively.

Audit-Related Fees

     The aggregate fees billed by Grant Thornton LLP and McGladrey & Pullen, LLP for professional services rendered in fiscal years 2005, 2004 and 2003 for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements but not reported under the Audit Fees section above were $1,400, $0 and $3,200, respectively.

Tax Fees

     The aggregate fees billed by Grant Thornton LLP and McGladrey & Pullen, LLP in fiscal years 2005, 2004 and 2003 for professional services for tax
compliance,   tax  advice  and  tax  planning   were  $2,625,   $0  and  $4,640,
respectively.

All Other Fees

     No other fees were billed by the independent registered public accounting firm for services in 2005 and 2004 other than as described above.

     The audit Committee has reviewed and given its specific prior approval of the above services performed by Grant Thornton LLP for the past year and the services to be performed by Grant Thornton LLP for the current year and has consulted with Mr. Imbleau concerning such negotiations when necessary. Any additional audit or non-audit services to be provided by Grant Thornton LLP will be subject to the specific prior approval of the audit committee.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     If any business not described herein should properly come before the meeting, the members of the Director's Proxy Committee will vote the shares represented by them in accordance with their best judgment. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for Stockholder action at the meeting.

                              STOCKHOLDER PROPOSALS

     Should a stockholder desire to include in next year's proxy statement a proposal other than those made by the Board, such proposal must be sent to the Secretary of the Company at 3400 Latrobe Drive, Charlotte, North Carolina 28211, and must be received by November 19, 2006. Unless the Company is given written notice by February 5, 2007 of a stockholder proposal to be presented at the 2007 Annual Meeting other than by means of inclusion in the Company's proxy materials for the meeting, persons named in the proxy solicited by the Board of Directors for the meeting may use their discretionary voting authority to vote against the proposal.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.



Claude Imbleau
President

Appendix A

                             TRANSBOTICS CORPORATION

                             AUDIT COMMITTEE CHARTER


     This Audit Committee Charter ("Charter") was adopted by the Board of Directors (the "Board") of Transbotics Corporation, a Delaware corporation (the "Company") on December 7, 2004.

Purpose

     The purpose of this Audit Committee Charter is to define the purpose and responsibilities of the Audit Committee of Transbotics Corporation.

Organization and Qualification

     The Audit Committee (the "Committee") of the Board shall be composed of not fewer than three directors, all of whom shall be designated by the Board from time to time in accordance with the requirements set forth in this paragraph. Except as otherwise permitted by applicable laws, rules and regulations and approved by the Board, all members shall be directors who are considered "independent" under the NASDAQ listing standards and applicable law, including
Section 301 of the Sarbanes-Oxley Act of 2002, Section 10A(m)3 of the Securities Exchange A ct of 1934, as amended, and any rules promulgated thereunder by the Securities and Exchange Commission. Members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall meet the criteria of a "financial expert" within the meaning of applicable law, including Section 407 of the Sarbanes Oxley Act of 2002 and any rules promulgated thereunder by the Securities and Exchange Commission. Any questions relating to the qualifications or independence of a member of the Committee shall be resolved by the Board in its business judgment.

Role of the Committee

     The  Committee   shall  assist  the  Board  in  fulfilling   its  oversight
responsibilities relating to:

  o The integrity of the financial statements of the Company and the Company's system of internal controls;
  o The qualifications, independence and performance of the Company's independent auditors; and
  o The retention and termination of the Company's independent auditors, including the prior approval of fees and other terms of their engagement, the prior, specific approval of non-audit relationships with the independent auditors, and the specific fees for non-audit services;
  o  The Company's assessment and management of financial risk; and
  o The Company's management of and compliance with legal and regulatory requirements;.

Responsibilities of the Committee

     The Committee shall be responsible for the following specific tasks:

     o Prepare the Committee's report to be included in the Company's annual proxy statement pursuant to the Securities Exchange Act of 1934 and any other reports required by applicable law;

     o Select, establish the terms of engagement, engage, evaluate and terminate the Company's independent auditors to audit the financial statements of the Company and its subsidiaries and to attest to management's certification of the effectiveness of the Company's system of internal controls over financial reporting. All such services by the independent auditor and the fees or fee ranges for such services shall be approved in advance of the performance of any such services by the Committee. The independent auditors shall report directly to the Committee, but their selection shall nonetheless be proposed to the stockholders for ratification.

     o Approve in advance all non-audit engagements with the Company's independent auditors as required by applicable law, which approval shall include in reasonable specificity the services to be provided and the fees for each service.

     o Discuss with the independent auditors the matters required to be discussed by Statements on Auditing Standards 61 and 71 as they may be modified or supplemented, receive, in connection with any audit by the independent auditors of the financial statements of the Company, the written disclosures and the letter from the independent auditors regarding the independent auditors' independence required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and discuss with the independent auditors the independent auditors' independence.

     o Oversee and review the Company's financial accounting and reporting functions, system of internal controls over the completeness and accuracy of financial reporting, including oversight of the Company's internal audit function and oversight of the preparation of all annual and quarterly financial reports and required filings.

     o    Review  the  quarterly  financial   statements  of  the  Company  with
          management and the independent auditors prior to the issuance of a press release of such results or filing of the Form 10-QSB.

     o Review the annual, audited financial statements of the Company to be filed on Annual Report Form 10-KSB with management and the independent auditors, report the results of the annual audit to the Board, confirm that the independent auditors are satisfied with the disclosure and content of the financial statements and the cooperation received from management during the course of the audit, and determine whether to recommend to the Board that the annual audited financial statements be included in the Company's Annual Report on Form 10-KSB.

     o Review with management and the independent auditors any significant financial reporting issues, practices, policies and judgments, including any changes in, or adoptions of, accounting principles and disclosure practices and the adequacy and effectiveness of the

          Company's internal controls over financial reporting. The Committee shall have final responsibility for resolving all differences between management and the independent auditors regarding the Company's financial accounting and disclosure policies.

     o Obtain periodic reports from management, including the Chief Legal Officer regarding the Company's corporate compliance program and the Company's compliance with applicable legal requirements.

     o Recommend to the Board a Corporate Code of Ethics and Conduct and review the same annually for appropriate changes.

     o Establish a procedure to allow employees, vendors, customers and other interested third parties to file anonymous complaints regarding the Company's compliance with applicable statutory and regulatory requirements and establish policies and procedures for receiving, investigating and evaluating such complaints and ensuring that appropriate corrective action is taken by Company's management as required by applicable law.

     o Investigate any other matter brought to the attention of the Committee within the scope of its duties.

     o Discuss with management the Company's policies and procedures to assess, manage, and where possible, mitigate the Company's exposure to major financial risk.

     o Review this Charter and the Committee's performance with management and the independent directors at least annually and recommend changes to this Charter for consideration by the Board as the Committee shall deem appropriate in its business judgment.

Procedures

     The Committee shall meet in accordance with an established schedule and special meetings may be called by the Chairman of the Committee or by the other two members as deemed appropriate by them. The Committee shall meet (a) out of the presence of management, with the independent auditors on a regular basis,
(b) with representatives of senior management quarterly and (c) with other employees of the Company as the Committee shall determine in connection with the Company's performance of its internal audit procedures. In addition, but not in lieu of any of the meetings described in the immediately preceding sentence, the Committee may take action through further meetings or through a written consent (of all members) in lieu of any special meeting. The Chair of the Committee shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for establishing the agenda for and supervising the conduct of all meetings.

     A number of members of the Committee equal to at least a majority of the whole Committee shall constitute a quorum for the transaction of any business by the Committee, whether at a meeting or by written consent. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee.

     The Committee shall report its activities to the full Board whenever the approval of the Board is required or when Committee members determine that a matter necessitates deliberation or inquiry by the full Board. In addition, the

Board may call for a report of the Committee at any time, as determined by the Board.

     The Committee shall utilize adequate Company resources to conduct, or have conducted, such regular and special reviews and examinations as are necessary to fulfill its responsibilities. Additionally, the Committee may retain special counsel or experts when the circumstances warrant such actions, and the costs of such engagement shall be paid by the Company.

Limitations on Scope

     The Committee members shall serve on the Committee from time to time, subject to the understanding on their part and the part of Company management and employees and the independent auditors that:

     o The Committee members expect the Company's management and employees and the independent auditors to cooperate with the Committee and to provide the Committee with prompt and accurate information so that the Committee can discharge its duties properly.

     o To the extent permitted by law, the Committee and the members thereof shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

     o The Committee members, in agreeing to serve on the Committee, do so in reliance on, among other things, the indemnification and advancement of expenses provisions of the Company's Certificate of Incorporation, Bylaws and other applicable indemnification provisions in any agreement between the Company and any member of the Committee.

     o While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Committee to operate the Company's financial accounting and reporting system or its internal controls over that system, nor to plan or conduct audits of either the financial reports or management's evaluation and assessment of the effectiveness of the Company's internal controls, nor to determine that the Company's financial statements are true and correct or in accordance with generally accepted accounting principles as applied in the United States. These are the responsibility of the Company's management and independent auditors, respectively.

Compensation

     Each Committee member shall receive compensation as established by the Board of Directors. An Audit committee member may not accept, directly or indirectly, any professional or consulting fees or any other type of compensation or fees other than directors' fees from the Company.

Public Filing of Charter

     To the extent required by the rules and regulations of the Securities and Exchange Commission (including, without limitation, Item 7(e)(3) of Schedule 14A promulgated under the Exchange Act), this Charter shall be publicly filed as an appendix to the proxy statements of the Company with respect to Annual Meetings of the Stockholders of the Company.

Minutes


     The proceedings and decisions of the Committee shall be recorded in minutes, which shall be circulated to all members of the Committee for approval prior to their signature by the Secretary of the Committee, which signature shall indicate approval by the Committee. A copy of the approved minutes shall then be distributed to the members of the Board. The Company Secretary or such other person as may be designated by the Committee shall be the Secretary of the Committee.

Appendix B

                             TRANSBOTICS CORPORATION
                          NOMINATING COMMITTEE CHARTER


Purpose
-------

     This charter ("Charter") governs the operations of the Nominating Committee ("Committee") of the Board of Directors of Transbotics Corporation (the "Company"). The Committee has been appointed by the Board of Directors to assist the Board by identifying individuals qualified to become Board members, and recommend to the Board the director nominees for the next annual meeting of shareholders.

Organization
------------

     Unless the Committee shall be a committee of the whole of the Board of Directors, all members of the Committee shall meet the independence requirements of, and satisfy any other criteria imposed on members of the Committee pursuant to, the federal securities laws and the rules and regulations of the Securities and Exchange Commission and NASDAQ.

     The qualification of individuals to serve on the Committee shall be determined by the Board, and all members shall be elected annually by the Board. The Committee may form and delegate authority to subcommittees when appropriate. The Committee shall be subject to the provisions of the Company's Bylaws relating to committees of the Board of Directors, including those provisions relating to removing committee members and filling vacancies.

Responsibilities
----------------

     The Committee shall be responsible for identifying, screening and recommending qualified candidates to the Board for he director nominees to be submitted for election at each annual meeting of shareholders and for filling vacancies on the Board that may occur between annual meetings of shareholders. When formulating its membership recommendations, the Committee shall also consider any advice and recommendations offered by management or the shareholders of the Company. The responsibilities of the Committee include periodically reviewing the performance of the Board and its members

     Nominees for director shall be selected on the basis of broad experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties. The Committee shall be responsible for assessing the appropriate balance of skills and characteristics required of Board members. The Committee, together with the full Board, shall use reasonable efforts to attract a diversified membership, and shall ensure timely compliance with NASDAQ rules related to independence.

     In connection with each director nomination recommendation, the Committee shall consider the issue of continuing director tenure and take steps as may be appropriate to ensure that the Board maintains openness to new ideas and a willingness to critically re-examine the status quo.

     The Board believes that it should be comprised of directors with varied, complementary backgrounds, and that directors should, at a minimum, have expertise that may be useful to the Company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to Company business.



     When considering candidates for director, the Committee shall take into account a number of factors, including the following:

  o  Independence from management;
  o  Age, gender and ethnic background;
  o  Whether the candidate has relevant business experience;
  o  Judgment, skill, integrity and reputation;
  o  Existing commitments to other businesses;
  o  Potential conflicts of interest with other pursuits;
  o  Legal considerations such as antitrust issues;
  o  Corporate governance background;
  o Financial and accounting background, to enable the Committee to determine whether the candidate would be suitable for service on the Audit Committee;
  o Executive compensation background, to enable the Committee to determine whether the candidate would be suitable for service on the Compensation Committee; and
  o  The size and composition of the existing Board.

     The Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to our Secretary and include:

  o A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board;
  o  The name of and contact information for the candidate;
  o  A statement of the candidate's business and educational experience;
  o Information regarding each of the factors listed above, other than the factor regarding Board size and composition, sufficient to enable the Board to evaluate the candidate;
  o A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Corporation;
  o Detailed information about any relationship or understanding between the proposing stockholder and the candidate
  o A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected ; and
  o A statement of the number of shares of common stock of the Corporation that the nominating stockholder holds of record or in which stockholder has a beneficial interest and the number of such shares that have been held for more than one year.

     Before nominating a sitting director for re-election at an annual meeting, the Committee will consider the director's performance on the Board.

     When seeking candidates for director, the Committee may solicit suggestions from management or others. After conducting an initial evaluation of a candidate, the Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Committee may also ask the candidate to meet with management.
The Committee will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval, and it will annually review its own performance.

     The Committee will undertake all further actions and discharge all further responsibilities imposed upon it from time to time by the Board, the federal securities laws or the rules and regulations of the SEC or NASDAQ.

     In carrying out its responsibilities, the Committee may draw on the expertise of management and the corporate staff and, when appropriate, may hire outside legal, accounting or other experts or advisors to assist the Committee with its work. In particular, the Committee shall have the authority to retain search firms to be used to identify director candidates and shall have the authority to approve the search firms' fees and other retention terms.

Meetings
--------

     The Committee will normally meet once a year, in conjunction with a regular meeting of the Board of Directors, or on a more frequent basis as necessary to carry out its responsibilities. Upon the request of the Board, the Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.